UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 27, 2020

TherapeuticsMD, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-00100	87-0233535
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

951 Yamato Road, Suite 220 Boca Raton, FL 33431
(Address of principal executive office) (zip code)

Registrant’s telephone number, including area code: (561) 961-1900

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TXMD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01	Entry Into a Material Definitive Agreement.

Paycheck Protection Program Loan

On April 27, 2020, TherapeuticsMD, Inc., a Nevada corporation (the “Company”), received a loan pursuant to the Paycheck Protection Program under the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”), as administered by the U.S. Small Business Administration (the “SBA”). The loan in the principal amount of $6,477,094 (the “PPP Loan”) was disbursed by Bank of America, NA, a national banking association (“Lender”), pursuant to a promissory note issued by the Company (the “Promissory Note”).

The PPP Loan matures on the two-year anniversary of the funding date and bears interest at a fixed rate of 1.00% per annum. Monthly principal and interest payments, less the amount of any potential forgiveness (discussed below), will commence after the six-month anniversary of the funding date. The Company did not provide any collateral or guarantees for the PPP Loan, nor did the Company pay any facility charge to obtain the PPP Loan. The Promissory Note provides for customary events of default, including, among others, those relating to failure to make payment, bankruptcy, breaches of representations and material adverse effects. The Company may prepay the principal of the PPP Loan at any time without incurring any prepayment charges.

All or a portion of the PPP Loan may be forgiven by the SBA and the Lender upon application by the Company beginning 60 days but not later than 90 days after the funding date of the PPP Loan. Under the CARES Act, loan forgiveness is available for the sum of documented payroll costs, covered rent payments, and covered utilities during the eight-week period beginning on the approval date of the PPP Loan. For purposes of the CARES Act, payroll costs exclude compensation of an individual employee in excess of $100,000, prorated annually. Not more than 25% of the forgiven amount may be for non-payroll costs. Forgiveness is reduced if full-time headcount declines, or if salaries and wages for employees with salaries of $100,000 or less annually are reduced by more than 25%. Although the Company currently believes that its use of the PPP Loan will meet the conditions for forgiveness of the loan, the Company cannot assure that the PPP Loan will be forgiven, in whole or in part.

The foregoing summary of the terms of the Promissory Note does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Promissory Note, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2020.

Amendment to Financing Agreement

In connection with incurring the PPP Loan, the Company, together with its subsidiaries, amended that certain Financing Agreement, dated as of April 24, 2019, by and among the Company, certain of the Company’s subsidiaries party thereto from time to time as guarantors, the administrative agent and the various lenders from time to time party thereto, to, among other things, permit the Company to incur the PPP Loan and add certain affirmative covenants relating thereto. The foregoing summary of the terms of the amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the amendment, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2020.

Item 2.03

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements. Forward-looking statements may include, but are not limited to, statements relating to the Company’s objectives, plans and strategies as well as statements, other than historical facts, that address activities, events or developments that the Company intends, expects, projects, believes or anticipates will or may occur in the future. These statements are often characterized by terminology such as “believes,” “hopes,” “may,” “anticipates,” “should,” “intends,” “plans,” “will,” “expects,” “estimates,” “projects,” “positioned,” “strategy” and similar expressions and are based on assumptions and assessments made in light of the Company’s management’s experience and perception of historical trends, current conditions, expected future developments and other factors believed to be appropriate. Forward-looking statements in this Form 8-K are made as of the date of this Form 8-K, and the Company undertakes no duty to update or revise any such statements, whether as a result of new information, future events or otherwise, except as required by law or by the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”). Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, many of which are outside of the Company’s control. Important factors that could cause actual results, developments and business decisions to differ materially from forward-looking statements are described in the sections titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on February 24, 2020, as well as this Form 8-K, and include the following: the effects of the COVID-19 pandemic; whether the Company will be able to comply with the covenants and conditions under PPP Loan, including the conditions for forgiveness of the loan; the Company’s ability to maintain or increase sales of its products; the Company’s ability to successfully commercialize IMVEXXY®, ANNOVERA®, and BIJUVA® and develop and commercialize its hormone therapy drug candidates and obtain additional financing necessary therefor; the Company’s commercialization, marketing and manufacturing capabilities and strategy for its approved products; the size of markets and the potential market opportunity for which the Company’s products are approved and its ability to penetrate such markets; the rate and degree of market acceptance of the Company’s products; the willingness of healthcare providers to prescribe and patients to use the Company’s products; the Company’s ability to obtain additional financing when needed; the Company’s competitive position and the success of competing products that are or become available for the indications that it is pursuing; the Company’s intellectual property position; whether the Company will be able to comply with the covenants and conditions under its term loan facility, including the conditions to draw an additional tranche thereunder and whether the lender will make such tranche available; the potential of adverse side effects or other safety risks that could adversely affect the commercialization of the Company’s current or future approved products or preclude the approval of the Company’s future drug candidates; whether the U.S. Food and Drug Administration (FDA) will approve the efficacy supplement for the lower dose of BIJUVA; the Company’s ability to protect its intellectual property, including with respect to the Paragraph IV notice letters the Company received regarding IMVEXXY and BIJUVA; the length, cost and uncertain results of future clinical trials; the Company’s reliance on third parties to conduct its manufacturing, research and development and clinical trials; the ability of the Company’s licensees to commercialize and distribute the Company’s products; the ability of the Company’s marketing contractors to market ANNOVERA; the availability of reimbursement from government authorities and health insurance companies for the Company’s products; the impact of product liability lawsuits; the influence of extensive and costly government regulation; the volatility of the trading price of the Company’s common stock and the concentration of power in its stock ownership.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERAPEUTICSMD, INC.

Date:	May 1, 2020	By:	/s/ Daniel A. Cartwright
Daniel A. Cartwright Chief Financial Officer